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                              [Company Logo Here]                      Exhibit 4


                                       KENDLE
                        REAL PEOPLE. REAL RESULTS.(Copyright)

NUMBER                                                                    SHARES


                              KENDLE INTERNATIONAL INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 4888BL 10 7


This Certifies that





is the Registered Holder of

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                              KENDLE INTERNATIONAL INC.

(hereinafter called the "Company"), transferable on the books of the Company by the holder thereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile signatures of its duly authorized officers.


Dated:


       Christopher C. Burger                             Candace K. Bryan

PRESIDENT, CHIEF OPERATIONS OFFICER                    CHAIRMAN OF THE BOARD
         AND SECRETARY                              AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   THE FIFTH THIRD BANK
     (Cincinnati, Ohio)
     TRANSFER AGENT AND REGISTRAR

BY

                AUTHORIZED SIGNATURE


                                   AMERICAN BANK NOTE COMPANY    AUG 7, 1997  fm
                                   3604 ATLANTIC AVENUE
                                   SUITE 12
                                   LONG BEACH, CA 90897          051889fc
                                   (682) 989-2333
                                   (FAX) (662) 426-7450  308-19x  Proof  REV 1
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                              KENDLE INTERNATIONAL INC.

        The Company will furnish to any shareholder without charge within five days after receipt of written request therefor a copy of the express terms of the shares represented by this certificate and of the other class or classes and series of shares the Company is authorized to issue.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT --  ______________ Custodian ________________
                         (Cust)                     (Minor)
                      under Uniform Gifts to Minors
                      Act _____________________________________
                                        (Cust)

      Additional abbreviations may also be used though not in the above list.


For value received,__________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________



_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

            ____________________________________________________________________
    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:



BY___________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AG-18.



_____________________________________________
AMERICAN BANK NOTE COMPANY    AUG 7, 1997 fm
3604 ATLANTIC AVENUE
SUITE 12                        051889bk
LONG BEACH, CA 90807
(582) 989-2333
(FAX) (582) 426-7450          Proof ___ REV 1
_____________________________________________